UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2021

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, TX 77389

(Address of principal executive offices)(Zip Code)

(832) 796-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Offer and Consent Solicitation

On September 3, 2021 (the “Settlement Date”), Southwestern Energy Company (the “Company”) completed its previously announced offer to eligible holders of outstanding notes issued by Indigo Natural Resources LLC (“Indigo”) to exchange (the “Exchange Offer”) any and all of their outstanding notes (the “Indigo Notes”) for (1) up to $700,000,000 aggregate principal amount of new notes issued by the Company and (2) cash. The Exchange Offer was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. In conjunction with the Exchange Offer, the Company solicited consents (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the Indigo Notes (the ”Indigo Indenture”) to eliminate substantially all of the restrictive covenants and events of default (the “Proposed Amendments”), and, as previously announced, on August 26, 2021, entered into a First Supplemental Indenture to effect the Proposed Amendments (the “Indigo Supplemental Indenture”), following receipt of the requisite consents in the Consent Solicitation. The Indigo Supplemental Indenture became operative on the Settlement Date.

An aggregate of $697,572,000 principal amount of Indigo Notes were validly tendered and accepted for purchase by the Company pursuant to the Exchange Offer and Consent Solicitation, in exchange for $697,493,000 aggregate principal amount of new 5.375% Notes due 2029 (the “2029 Notes”) issued by the Company and an aggregate of $3,475,443.06 in cash. The accepted Indigo Notes have been retired and canceled and will not be reissued. Following such cancellation, an aggregate of $2,428,000 principal amount of Indigo Notes remains outstanding pursuant to the Indigo Indenture, as supplemented by the Indigo Supplemental Indenture. The Exchange Offer and Consent Solicitation have expired, and is no longer open to participation by any holders of the Indigo Notes.

Indenture and Second Supplemental Indenture

The terms of the 2029 Notes are governed by the Indenture (the “Base Indenture”), dated as of August 30, 2021, between the Company and Regions Bank, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated as of September 3, 2021, among the Company, the guarantors party thereto and the Trustee.

The 2029 Notes are the Company’s senior unsecured obligations, are equal in right of payment with all of the Company’s other senior unsecured indebtedness, including its outstanding senior notes, and are effectively subordinated to all of the Company’s secured indebtedness, including the indebtedness under the Company’s credit agreement, to the extent of the value of the collateral securing such secured indebtedness. In addition, the 2029 Notes are structurally subordinated to any indebtedness of the Company’s subsidiaries that are not guarantors.

The 2029 Notes are guaranteed, jointly and severally, on a senior unsecured basis by all of the Company’s direct and indirect, wholly owned subsidiaries, that guarantee the Company’s credit agreement and other outstanding senior notes, including Indigo. Following completion of the Exchange Offer, Indigo also will be a guarantor of the Company’s credit agreement and other outstanding senior notes.

The Indenture contains covenants that, among other things, restrict the ability of the Company to incur certain liens, to engage in sale and leaseback transactions and to merge, consolidate or sell assets.

At any time prior to February 1, 2024, the Company may on any one or more occasions redeem all or a part of the 2029 Notes, upon notice as provided in the Indenture, at a redemption price equal to 100% of the principal amount of the 2029 Notes redeemed, plus the applicable premium, and accrued and unpaid interest, if any, to, but excluding, the date of redemption, subject to the rights of holders of 2029 Notes on the relevant record date to receive interest due on the relevant interest payment date.

On or after February 1, 2024, the Company may on any one or more occasions redeem all or a part of the 2029 Notes, upon notice as provided in the Indenture, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the 2029 Notes redeemed to, but excluding, the applicable date of redemption, if redeemed during the twelve-month period beginning on February 1 of the years indicated below, subject to the rights of holders of 2029 Notes on the relevant record date to receive interest on the relevant interest payment date:

Year	Percentage
2024	102.688%
2025	101.344%
2026 and thereafter	100.000%

In addition, if a “change of control event” (as defined in the Second Supplemental Indenture) occurs, holders of the 2029 Notes will have the option to require the Company to purchase all or any portion of their 2029 Notes at a purchase price equal to 101% of the principal amount of the 2029 Notes to be purchased plus any accrued and unpaid interest to, but excluding, the purchase date.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of the 2029 Note, each of which is incorporated herein by reference into and is filed as an exhibit to this Current Report on Form 8-K as Exhibits 4.1 and 4.2 , respectively.

Exchange Offer Registration Rights Agreement

On September 3, 2021, in connection with the completion of the Exchange Offer, the Company, the guarantors party thereto, J.P. Morgan Securities LLC, and Credit Agricole Securities (USA) Inc. as lead dealer managers and solicitation agents, entered into an exchange and registration rights agreement with respect to the 2029 Notes (the “Registration Rights Agreement”). The Company and the guarantors party thereto agreed under the Registration Rights Agreement to, among other things, use their reasonable best efforts to (i) prepare and file a registration statement for the 2029 Notes on an appropriate form under the Securities Act, and (ii) cause such registration statement to become effective under the Securities Act. The Company shall be obligated to pay additional interest on the 2029 Notes if, among other things, the exchange offer registration statement has not been declared effective on or prior to September 3, 2022, or the registered exchange offer is not completed prior to September 3, 2022 and a shelf registration statement is required and is not declared effective on or prior to the later of (i) September 3, 2022 or (ii) 90 days after delivery of a request by a dealer manager for the filing of a shelf registration.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is incorporated herein by reference into and is filed as an exhibit to this Current Report on Form 8-K as Exhibit 4.3 hereto.

Item 8.01	Other Events.

On September 3, 2021, the Company filed with the Securities and Exchange Commission a prospectus supplement (the “Resale Prospectus Supplement”) to the prospectus dated August 16, 2021 included in the Company’s automatic shelf registration statement on Form S-3ASR (File No. 333-238633). The Resale Prospectus Supplement was filed pursuant to the Company’s registration rights agreement entered into on September 1, 2021, to register for resale the 337,827,171 shares of the Company’s common stock, par value $0.01 per share, received by certain holders of membership interests in Indigo (the “RRA Holders”) as consideration in the Company’s previously announced acquisition of Indigo which closed on September 1, 2021. The Company will not receive any of the proceeds from the sale of common stock by the RRA Holders.

In connection with the filing of the Resale Prospectus Supplement, the Company is filing an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the Common Stock being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of September 3, 2021, among Southwestern Energy Company, the guarantors party thereto and Regions Bank, as trustee

4.2	Form of 5.375% Notes due 2029 (included in Exhibit 4.1)

4.3	Exchange and Registration Rights Agreement, dated as of September 3, 2021, among Southwestern Energy Company, the guarantor parties thereto, J.P. Morgan Securities LLC and Credit Agricole Securities (USA) Inc.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the Resale Prospectus Supplement.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: September 3, 2021	By:	/s/ Chris Lacy
	Name:	Chris Lacy
	Title:	Vice President, General Counsel and Corporate Secretary